Exhibit No. 32.1
Form 10-QSB
The Quantum Group, Inc.
File No. 000-31727


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002.

         In connection with the Quarterly Report of The Quantum Group, Inc. (the "Company") on Form 10-QSB for the period ending January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Noel J. Guillama, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 19, 2004                              By:  /S/ Noel J. Guillama
                                                       ---------------------
                                                       Noel J. Guillama
                                                       Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to The Quantum Group, Inc. and will be retained by The Quantum Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.